UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2013

FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  702-221-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)           On January 31, 2013, Full House Resorts, Inc. (the “Company”) provided written notice to the NYSE Amex that it intends to voluntarily withdraw its shares of common stock, $.0001 par value (“Common Stock”), from listing and trading on the NYSE Amex and transfer its listing to the NASDAQ Capital Market (“NASDAQ”).  The Common Stock has been approved for listing on NASDAQ.  The Common stock will cease trading on the NYSE Amex and commence trading on NASDAQ on or about February 13, 2013, under the trading symbol “FLL”.

The Company’s transfer of its listing to NASDAQ was authorized by the Company’s Board of Directors on January 31, 2013.  A copy of the press release announcing the voluntary transfer of the Company’s listing is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99.1    Press release dated January 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: January 31, 2013	/s/ Deborah J. Pierce
Deborah J. Pierce
Chief Financial Officer

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